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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 16, 2001





                               OLIN CORPORATION



            (Exact name of registrant as specified in its charter)

          Virginia                      1-1070                              13-1872319
(State or Other Jurisdiction of  (Commission File Number)         (IRS Employer Identification No.)
        Incorporation)


       P.O. Box 4500, 501 Merritt 7,                         06856-4500
           Norwalk, Connecticut                              (Zip Code)
 (Address of principal executive offices)

                                (203) 750-3000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 7.           Exhibits.
                  ---------

    Exhibit No.                          Exhibit
    -----------                          -------
       99.1              Press Release, dated February 16, 2001.

Item 9.           Regulation FD Disclosure.
                  -------------------------

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

         Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated February 16, 2001, announcing a presentation to be made at the annual Morgan Stanley Dean Witter Chemical Conference on February 21, 2001.
                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 OLIN CORPORATION

                                 By:    /s/ Johnnie M. Jackson, Jr.
                                        --------------------------------
                                        Name:  Johnnie M. Jackson, Jr.
                                        Title: Vice President, General
                                               Counsel and Secretary

Date:  February 16, 2001

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                                  EXHIBIT INDEX

       Exhibit No.                     Exhibit
       -----------                     -------
          99.1             Press Release, dated February 16, 2001.